Exhibit 10.7

SECOND AMENDED & RESTATED

1995 STOCK OPTION PLAN

of

METROPCS, INC.

ARTICLE ONE

GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

This Plan is intended to promote the interests of MetroPCS, Inc. (formerly General Wireless, Inc.), a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix A.

II. ADMINISTRATION OF THE PLAN

A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or shares issued thereunder.

III. ELIGIBILITY

A. The persons eligible to receive option grants under the Plan are as follows:

1. Employees,

2. non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

3. consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. The Plan Administrator shall have full authority to determine which eligible persons are to receive option grants under the Plan, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

IV. STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Class B Common Stock and Class C Common Stock. The maximum number of all shares of Common Stock of the Company which may be issued over the term of the Plan shall not exceed 24,643,000 shares (which has been adjusted for the Company’s 60 for 1 stock split as of December 31, 2000) and the maximum number of shares of Class B Common Stock and Class C Common Stock which may be issued over the term of the Plan shall not exceed 18,500,000 shares and 6,143,000 shares, respectively. The share reserve shall automatically increase from time to time so that the sum of (i) the Common Stock subject to outstanding options under the Plan and (ii) the total number of shares of Common Stock outstanding is at all times equal to fifteen percent (15%) (or such other percentage as is then mandated by the FCC) of the total outstanding securities of the Corporation. Such adjustments are necessary in order to maintain the Corporation’s status as a Small Business. In addition, during any calendar year in which any class of Common Stock is registered under Section 12(g) of the 1934 Act, the number of shares of Common Stock reserved for issuance under the Plan which are subject to options that may be granted to any one Optionee shall not exceed 200,000 shares.

B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares of Common Stock issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of the related class of Common Stock available for subsequent issuance under the Plan.

C. Should any change be made to a class of Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding shares of such class as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or classes of securities issuable under the Plan and (ii) the number and/or classes of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of any class of Common Stock.

ARTICLE TWO

OPTION GRANT PROGRAM

I. OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator, including without limitation the current form of the “Notice of Grant of Stock Option” attached hereto as Appendix B, together with the exhibits attached thereto; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of the related class of Common Stock on the option grant date. Should any class of Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is granted, the exercise price per share shall not be less than Fair Market Value per share of the related class of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the related class of Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(i) in shares of such Common Stock held for the requisite period necessary to avoid a charge to the Corporation’ s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (A) to a Corporation designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date. The exercise price of an option may also be paid by the Optionee electing to use any outstanding amounts credited to the Optionee under the Corporation’s 1999 deferred compensation plan.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and as set forth in the documents evidencing the option. However, no option shall have a term in excess of fifteen (15) years measured from the option grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

(iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(iv) Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

(v) In the event of an Involuntary Termination following a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee’s cessation of Service and shall supersede any provisions to the contrary in this section.

2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of the class of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service, but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares. If any purchased shares are held as a result of the exercise of any options granted under the Plan, then such purchased shares and the holder thereof shall be subject to, and comply with, the Stockholders Agreement.

E. Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or, at the discretion of the Corporation and with the consent of the Optionee, any of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. First Refusal Rights. Until such time as a class of Common Stock is first registered under Section 12(g) of the 1934 Act, and subject to the provisions of the Stockholders Agreement, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of such class of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

G. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. However, a Non-Statutory Option may be assigned in whole or in part during Optionee’s lifetime in accordance with the terms of a Qualified Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan

Administrator may deem appropriate. In addition, Non-Statutory Options may also be assigned in accordance with such other terms and conditions as the Plan Administrator may deem appropriate at the time of the option grant.

Notwithstanding anything in the Plan to the contrary, to the extent specifically approved by the Plan Administrator, an option may be transferred by an Optionee, without consideration, to his or her immediate family members or related family trusts, or similar entities affiliated with such Optionee, subject to such terms and conditions as the Plan Administrator may establish.

H. Trust Options. The Plan Administrator, in its sole discretion, may from time to time grant options which shall be held in trust by the Optionee. The terms applicable to such option grants shall be set forth in the documents issued to the Optionee as trustee at the time of the option grant.

I. Withholding. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

II. INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of the related class of Common Stock on the option grant date.

C. Dollar Limitation. The aggregate Fair Market Value of the shares of all classes of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of the related class of Common Stock on the option grant date and the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTION

A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of the related class of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of such class of Common Stock.

B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction.

C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

E. In the event the Optionee’s Service should terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction, any options shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination.

F. The Plan Administrator shall have the discretion to grant options with terms different from those described in this Section III.

G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a NonStatutory Option under the federal tax laws.

H. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. REPRICING, CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the re-pricing or cancellation of any or all outstanding options under the Plan and, if repriced or canceled, to grant in substitution new options covering the same or different number of shares of the same class of Common Stock, in either case, with an exercise price per share as determined by the Plan Administrator, in its discretion.

ARTICLE THREE

MISCELLANEOUS

I. [RESERVED]

II. EFFECTIVE DATE AND TERM OF PLAN

A. This second amendment and restatement of the Plan shall become effective when adopted by the Board. The Plan Administrator may grant options under the Plan at any time after the effective date of the second amendment and restatement of the Plan and before the date fixed herein for termination of the Plan.

B. The Plan shall terminate upon the earliest of (i) the expiration of ten (10) years following the date the Plan was initially adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

III. AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall, without the consent of the Optionees, adversely affect their rights and obligations under their outstanding options. In addition, the Board shall not, without the approval of the Corporation’ s stockholders, (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

B. Options may be granted under the Plan to purchase shares of any class of Common Stock in excess of the number of shares then available for issuance under the Plan,

provided any such options actually granted may not be exercised until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of such class of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within eighteen (18) months after the date the excess grants are first made, then any options granted on the basis of such excess shares shall terminate and cease to be outstanding.

IV. USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V. REGULATORY APPROVALS

The implementation of the Plan, the granting of any option under the Plan and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

VI. NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee’s Service at any time for any reason, with or without cause.

APPENDIX A

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Class B Common Stock shall mean the Corporation’s Class B common stock.

C. Class C Common Stock shall mean the Corporation’s Class C common stock.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

F. Common Stock shall mean the Corporation’s Class B Common Stock and Class C Common Stock.

G. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

H. Corporation shall mean MetroPCS, Inc., a Delaware corporation.

I. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable state domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

J. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

L. Fair Market Value per share of any class of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If such class of Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of such class of Common Stock on the date in question, as such price is reported by the National

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Association Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for such class of Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If such class of Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of such class of Common Stock on the date in question on the Stock Exchange as determined by the Plan Administrator to be the primary market for such class of Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for such class of Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If such class of Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M. FCC shall mean the Federal Communications Commission.

N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of

(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

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R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S. Optionee shall mean any person to whom an option is granted under the Plan.

T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U. Permanent Disability shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

V. Plan shall mean the Second Amended & Restated 1995 Stock Option Plan of MetroPCS, Inc., as set forth in this document, and as the same may be further amended or supplemented from time to time.

W. Plan Administrator shall mean either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan.

X. Qualified Domestic Relations Order shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

Y. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

Z. Stockholders Agreement shall mean the Amended and Restated Stockholders Agreement dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000, and as further as amended by Amendment No. 2 thereto dated as of January 4, 2001, by and among the Company, the Class A Stockholders (consisting of Roger D. Linquist and C. Boyden Gray), the Class B Stockholders listed on Schedule 1 thereto, the Class C Stockholders listed on Schedule 2 thereto, the Series C Preferred Stockholders listed on Schedule 3 thereto, and the Series D Preferred Stockholders listed on Schedule 4 thereto, as the same may be further amended or supplemented from time to time.

AA. Small Business shall mean a small business, as such term is defined under FCC rules and regulations.

BB. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

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CC. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

DD. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

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APPENDIX B

Notice of Grant of Stock Option

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MetroPCS, Inc.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of Class      Common Stock of MetroPCS, Inc. (the “Corporation”):

Optionee:

Grant Date:

Vesting Commencement Date:

Exercise Price: $         /share

Number of Option Shares:     shares

Expiration Date:

Type of Option: Non-statutory Stock Option

Date Exercisable: [ Immediately Exercisable ]

Vesting Schedule: The Option Shares shall be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation’s repurchase right will accordingly lapse with respect to, (i)              percent (            %) of the Option Shares upon Optionee’s completion of              (            ) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in a series of              (            ) successive equal monthly installments upon Optionee’s completion of each additional month of Service over the              (            ) month period of Service measured from the first anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after Optionee’s cessation of Service.

Optionee understands and agrees that the Option is granted subject to an in accordance with the terms of the Second Amended and Restated 1995 Stock Option Plan of MetroPCS, Inc. (the “Plan”). With respect to the options granted hereunder or otherwise granted under the Plan, the Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement (for Second Amended & Restated 1995 Stock Option Plan) attached hereto as Exhibit B.

REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Date:

MetroPCS, Inc.

By:

Name:

Title:

[Print Optionee Name]

By:

Address:

ATTACHMENTS

Exhibit A—Stock Option Agreement

Exhibit B—Stock Purchase Agreement

EXHIBIT A

STOCK OPTION AGREEMENT

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MetroPCS, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

Optionee:

[Print Name]

RECITALS

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporations grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall have a term of fifteen (15) years measured from the Vesting Commencement Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 17.

3. Limited Transferability. Except as provided below, during the lifetime of the Optionee, this option shall be exercisable only by Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. With the consent of the Plan Administrator, this option, or any part thereof, may be transferred by Optionee, without consideration, to one or more immediate family members of Optionee, including any entity the beneficiaries of which are immediate family members of Optionee. The option may not be transferred by any such transferee, except by will or the laws of descent and distribution. Upon any transfer, the terms applicable to Optionee shall be equally applicable to the transferee, including, without limitation, the Stock Purchase Agreement.

4. Dates of Exercise.

(a) This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule, and shall remain so exercisable until the Expiration Date or sooner termination of the option term under Paragraph 5, 6 or 17. Any unvested Option Shares purchased under this option shall be subject to repurchase by the Corporation, at the Exercise Price paid per share, upon Optionee’s cessation of Service prior to vesting in those Option Shares and shall not be assignable or transferable except as provided in the Purchase Agreement.

(b) Optionee shall, in accordance with the Vesting Schedule, vest in the Option Shares in one or more installments over his or her period of Service. Vesting in the Option Shares may be accelerated pursuant to the provisions of Paragraph 6. In no event, however, shall any additional Option Shares vest following Optionee’s cessation of Service.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(i) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(ii) Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (i) the expiration of the twelve (12) month period measured from the date of Optionee’s death or (ii) the Expiration Date.

(iii) Should Optionee cease Service by reason of Permanent Disability while this option is outstanding, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

(iv) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee’s cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in the Option Shares at the time of Optionee’s cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

(v) Should Optionee’s Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

(vi) In the event of a Corporate Transaction, the provisions of Paragraph 6 shall govern the period for which this option is to remain exercisable following Optionee’s cessation of Service and shall supersede any provisions to the contrary in this paragraph.

6. Special Acceleration and Termination of Option.

(a) In the event of a Corporate Transaction, all the Option Shares at the time subject to this option but not otherwise vested shall automatically vest and the Corporation’s repurchase rights with respect to those shares shall immediately terminate so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for any or all of the Option Shares as fully-vested shares of the related class of Common Stock.

(b) Immediately following the Corporate Transaction, this option, to the extent not previously exercised, shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

(c) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

(d) Upon an Involuntary Termination of Optionee’s Service within eighteen (18) months following a Corporate Transaction in which this option is assumed or replaced, this option may be exercised for any or all of the Option Shares that are fully vested at any time prior to the earlier of (i) the Expiration Date or (ii) the expiration of the one (1)-year period measured from the date of the Involuntary Termination. This paragraph shall be in lieu of Section III.E. of Article Two of the Plan.

(e) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. Should any change be made to the related class of Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock of such class as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares. If any Option Shares are purchased pursuant to this Agreement and the Plan, then such Option Shares so purchased and the holder thereof shall be subject to, and comply with, the Stockholders Agreement.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i) Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

A. cash or check made payable to the Corporation and/or a direction to the Corporation to apply a specified amount credited to the Optionee’s account under the Corporation’s 1999 deferred compensation plan; or

B. should the related class of Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(1) in shares of such Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(2) to the extent the option is exercised for vested shares, through a sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (x) to a Corporation designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (y) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

                (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

                (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

11. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the related class of Common Stock (or any other stock into which such Common Stock is converted) may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any class of Common Stock (or any other stock into which such Common Stock is converted) pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the related class of Common Stock (or any other stock into which such Common Stock is converted) as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14. [Reserved].

15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Texas without resort to that state’s conflict-of-laws rules.

17. FCC Requirements. This option and any Option Shares acquired upon exercise of this option shall be subject to the “Control Group” requirements of the Federal Communications Commission as such requirements are applied by the Board.

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Class B Common Stock shall mean the Corporation’s Class B common stock.

D. Class C Common Stock shall mean the Corporation’s Class C common stock.

E. Code shall mean the Internal Revenue Code of 1986, as amended.

F. Common Stock shall mean either the Class B Common Stock or the Class C Common Stock, as applicable.

G. Corporate Transaction shall mean either of the following stockholder approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

H. Corporation shall mean MetroPCS, Inc., a Delaware corporation.

I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

J. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

K. Exercise Price shall mean the exercise price per share as specified in the Grant

L. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

M. Fair Market Value per share of any class of Common Stock (or any stock into which such Common Stock is converted) on any relevant date shall be determined in accordance with the following provisions:

(i) If such class of Common Stock (or such other stock) is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of such class of Common Stock (or such other stock) on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for such class of Common Stock (or such other stock) on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If such class of Common Stock (or such other stock) is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of such class of Common Stock (or such other stock) on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for such class of Common Stock (or such other stock), as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for such class of Common Stock (or such other stock) on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If such class of Common Stock (or such other stock) is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

N. Grant Date shall mean the date of grant of the option as specified in the Grant.

O. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

P. Involuntary Termination shall mean the termination of Optionee’s Service which occurs by reason of

(i) Optionee’s dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) Optionee’s voluntary resignation following (A) a change in Optionee’s position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee’s level of responsibility, (B) a reduction in Optionee’s level of compensation (including base salary, fringe benefits and participation in corporate performance based bonus or incentive programs) by more than fifteen percent (15%) in the aggregate or (C) a relocation of Optionee’s place of employment by more than fifty (50) miles from Optionee’s place of employment immediately prior to the Corporate Transaction, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee’s consent.

Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

T. Option Shares shall mean the number of shares of Class B Common Stock or Class C Common Stock subject to the option as specified in the Grant Notice.

U. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

V. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

W. Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

X. Plan shall mean the Second Amended & Restated 1995 Stock Option Plan of MetroPCS, Inc., as the same may be further amended or supplemented from time to time.

Y. Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan.

Z. Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit B to the Grant Notice.

AA. Service shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

BB. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

CC. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

DD. Vesting Commencement Date shall mean the date on which the option becomes exercisable as specified in the Grant Notice.

EE. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice, as such vesting schedule is subject to acceleration in the event of a Corporate Transaction.

EXHIBIT B

STOCK PURCHASE AGREEMENT

(for Second Amended & Restated 1995 Stock Option Plan)

[Begins on next page]

METROPCS, INC.

STOCK PURCHASE AGREEMENT

(for Second Amended & Restated 1995 Stock Option Plan)

This STOCK PURCHASE AGREEMENT (for Second Amended & Restated 1995 Stock Option Plan) made as of this          day of                     , between MetroPCS, Inc., a Delaware corporation (the “Corporation”),                            , optionee under the Plan (“Optionee”), and                                 , Optionee’s spouse.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A. EXERCISE OF OPTION

1. Exercise. Optionee hereby purchases              shares of Class          Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted Optionee on                         ,              (the “Grant Date”) to purchase up to                      shares of Class          Common Stock under the Plan at the exercise price of $                 per share (the “Exercise Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

3. Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right or the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Article B.

4. Escrow. The Corporation shall have the right to place the Purchased Shares in escrow.

5. Stockholders Agreement.

                (i) The Purchased Shares are and shall be at all times subject to the terms and provisions of the Stockholders Agreement. Upon the acquisition of the Purchased Shares the Optionee hereby agrees to become a party to the Stockholders Agreement and to execute a “Joinder Agreement for Stockholders Agreement” in substantially the form of Exhibit III attached hereto.

                (ii) The terms and provisions of this Agreement shall be subject and subordinate to the terms and provisions of the Stockholders Agreement. To the extent that the terms and provisions set forth herein directly conflict with or contradict the terms and provisions of the Stockholders Agreement, the terms and provisions of the Stockholders Agreement shall control and be senior in right of application; provided, however, that to the extent such terms and provisions of the Stockholders Agreement are not exercised or applied, then the terms and provisions of this Agreement thereafter shall control and be applied.

B. SECURITIES LAW COMPLIANCE

1. Restricted Securities. The Purchased Shares have not been registered under the Securities Act and are being issued to Optionee in reliance upon the exemption from such registration provided by the Securities Act or Rule 701 promulgated thereunder for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Purchased Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 promulgated under the Securities Act, which exempts certain resales of unrestricted securities, is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the Securities Act.

2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

                (i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

                (ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

                (iii) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the Securities Act or (b) all appropriate action necessary for compliance with the registration requirements of the Securities Act or any exemption from registration available under the Securities Act (including Rule 144 thereof) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with the following restrictive legends:

THE SHARES OF CLASS          COMMON STOCK OF METROPCS, INC. (THE “ISSUER”) REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) ARE SUBJECT TO THE TERMS AND PROVISIONS OF THE AMENDED & RESTATED STOCKHOLDERS AGREEMENT OF THE ISSUER (AS THE SAME MAY BE

AMENDED FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”) WHICH CONTAINS CERTAIN RESTRICTIONS ON TRANSFER. COMPLETE AND CORRECT COPIES OF THE STOCKHOLDERS AGREEMENT ARE ON FILE AND AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER.

THE SECURITIES ALSO ARE SUBJECT TO THE TERMS AND PROVISIONS OF THE STOCK PURCHASE AGREEMENT (FOR SECOND AMENDED & RESTATED 1995 STOCK OPTION PLAN) BETWEEN THE REGISTERED HOLDER OF THE SECURITIES (OR THE PREDECESSOR IN INTEREST TO THE SECURITIES) AND THE ISSUER (AS THE SAME MAY BE AMENDED FROM TIME TO TIME, THE “STOCK PURCHASE AGREEMENT”) WHICH CONTAINS CERTAIN RESTRICTIONS ON TRANSFER. COMPLETE AND CORRECT COPIES OF THE STOCK PURCHASE AGREEMENT ARE ON FILE AND AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

4. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

5. Market Stand-Off.

(a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Corporation’s initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation’s initial public offering.

(b) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

(c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

(d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

C. REPURCHASE RIGHT

1. Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the ninety (90)-day period following the execution date of this Agreement, to repurchase at the Exercise Price all or any portion of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the “Unvested Shares”). Unvested Shares shall not be assignable or transferable except as provided in this Agreement.

2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

3. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph C.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to (i) the First Refusal Right and (ii) the Market Stand-Off.

4. Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

5. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate purchase price shall remain the same.

6. Corporate Transaction. The Repurchase Right shall lapse immediately prior to the consummation of a Corporate Transaction.

D. RIGHT OF FIRST REFUSAL

1. Grant. The Corporation is hereby granted the right of first refusal (the “First Refusal Right”), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the Vesting Schedule. For purposes of this Article D, the term “transfer” shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

2. Notice of Intended Disposition. In the event any Owner of Purchased Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the “Target Shares”), Owner shall promptly (i) deliver to the Corporation written notice (the “Disposition Notice”) of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Article B.

3. Exercise of the First Refusal Right. The Corporation shall, for a period of forty-five (45) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the “Exercise Notice”) to Owner prior to the expiration of the forty-five (45)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than fifteen (15) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within thirty (30) days after the Corporation’s receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within forty-five (45) days after the Corporation’s receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifteenth (15th) business day following delivery of the Exercise Notice or (ii) the fifteenth (15th) business day after such valuation shall have been made.

4. Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the forty-five (45)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Article B. The third-party offeror shall acquire the Target

Shares free and clear of the Repurchase Right and the First Refusal Right, but the acquired shares shall remain subject to the provisions of Article B. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

5. Partial Exercise of the First Refusal Right. In the event the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within fifteen (15) business days after Owner’s receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

                (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph D.4, as if the Corporation did not exercise the First Refusal Right; or

                (ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph D.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

Failure of Owner to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

6. Recapitalization/Reorganization.

(a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

(b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

7. Lapse. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the Securities Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

E. SPECIAL TAX ELECTION

The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (“Code Section 83(b)”). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY, AND NOT THE CORPORATIONS, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

F. GENERAL PROVISIONS

1. Assignment. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

2. No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

4. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee or Optionee’s spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

6. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

7. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas without resort to that State’s conflict-of-laws rules.

9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

10. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement (for Second Amended & Restated 1995 Stock Option Plan) on the day and year first indicated above.

METROPCS, INC.

By:

Name:

Title:

Address:

NAME OF OPTIONEE

By:

Address:

APPENDIX

A. Board shall mean the Corporation’s Board of Directors.

B. Code Section 83(b) shall have the meaning set forth in Section E.

C. Committee shall mean a committee of two (2) or more members of the Board appointed by the Board to exercise one or more administrative functions under the Plan.

D. Common Stock shall mean the Corporation’s Class Common Stock.

E. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

i.	a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or
ii.	the sale, transfer or other disposition of all or substantially all of the Corporations assets in complete liquidation or dissolution of the Corporation.

F. Corporation shall have the meaning given such term in the recitals.

G. Disposition Notice shall have the meaning given such term in Section D.2.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Notice shall have the meaning given such term in Section D.3.

J. Exercise Price shall have the meaning given such term in Section A.1.

K. First Refusal Right shall have the meaning given such term in Section D.1

L. Grant Date shall have the meaning given such term in Section A.1.

M. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

i.	such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

ii.	such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation

(including base salary, fringe benefits and participation in corporate performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

N. Market Stand-Off shall have the meaning given such term in Section B.5.

O. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

P. Option shall have the meaning given such term in Section A.1.

Q. Option Agreement shall mean that Stock Option Agreement attached to the Notice of Grant and Stock Option between the Optionee and MetroPCS, Inc.

R. Optionee shall have the meaning given such term in the recitals.

S. Owner shall mean any Person or Persons having a beneficial ownership in the Purchased Shares.

T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U. Permitted Transfer means (i) any transfer of the Purchased Shares without consideration to an immediate family member or related family trust or similar entities subject to the terms and conditions as the Plan Administrator may establish, (ii) a transfer to Corporation or (iii) any other transfer approved by the Plan Administrator.

V. Person means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

W. Plan shall mean the Second Amended & Restated 1995 Stock Option Plan of the Corporation, as the same may be further amended or supplemented from time to time.

X. Plan Administrator shall mean either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan.

Y. Prior Purchase Agreements shall have the meaning given such term in Section C.4.

Z. Purchased Shares shall have the meaning given such term in Section A.1.

AA. Recapitalization shall mean any occurrence whereby the stock, bonds or other securities of the Corporation are adjusted as to type, amount, income or priority.

BB. Reorganization shall mean any adjustment made in the capital structure of the Corporation the result of which is the retirement of old securities and issuance of new securities.

CC. Repurchase Right shall have the meaning given such term in Section C.1.

DD. Securities Act shall mean the Securities Act of 1933, as amended.

EE. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

FF. Stockholders Agreement shall mean the Amended & Restated Stockholders Agreement dated as of July 17, 2000, as amended and supplemented from time to time, by and among the Company, the Class A Stockholders (consisting of Roger D. Linquist and C. Boyden Gray), the Class B Stockholders listed on Schedule 1 thereto, the Class C Stockholders listed on Schedule 2 thereto, the Series C Preferred Stockholders listed on Schedule 3 thereto, and the Series D Preferred Stockholders listed on Schedule 4 thereto.

GG. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

HH. Target Shares shall have the meaning given such term in Section D.2.

II. Unvested Shares shall have the meaning given such term in Section C.1.

JJ. Vesting Schedule shall mean that schedule setting forth with respect to each Optionee the number and type of Options granted pursuant to the Plan and the dates upon which such Options vest.

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED                                                                                            hereby sell(s), assign(s) and transfer(s) unto MetroPCS, Inc. (the “Corporation”),                                  (            ) shares of the Class          Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No.                     herewith and does hereby irrevocably constitute and appoint                                               to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

Signature

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

EXHIBIT II

FEDERAL INCOME TAX CONSEQUENCES AND

SECTION 83(b) TAX ELECTION

Federal Income Tax Consequences and Section 83(b) Election For Exercise of NonStatutory Option. If the Purchased Shares are acquired pursuant to the exercise of a NonStatutory Option, as specified in the Notice of Grant of Stock Option, then under Section 83 of the Internal Revenue Code of 1986, as amended, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Stock Purchase Agreement (for Second Amended & Restated 1995 Stock Option Plan) between MetroPCS, Inc. and              and             , or in the Second Amended & Restated 1995 Stock Option Plan.

SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:
Name:
Address:
Taxpayer Id. No.:

(2)	The property with respect to which the election is being made is shares of the Class common stock of MetroPCS, Inc.

(3)	The property was issued on , .

(4)	The taxable year in which the election is being made is the calendar year .

(5)	The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s Employment with the issuer is terminated. The issuer’s repurchase right lapses in a series of annual and monthly installments over a -year period ending on , .

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share.

(7)	The amount paid for such property is $ per share.

(8)	A copy of this statement was famished to MetroPCS, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on , .

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her federal and state tax returns for the current tax year and an additional copy for his or her records.

EXHIBIT III

JOINDER AGREEMENT

for STOCKHOLDERS AGREEMENT

(Stock Option Plan Optionee Purchaser)

Upon the acquisition of shares of the Common Stock of MetroPCS, Inc. pursuant to the Stock Purchase Agreement (for Second Amended & Restated 1995 Stock Option Plan) between MetroPCS, Inc. and the undersigned, as the “Optionee” thereunder, and as a Stockholder of the Company, the undersigned hereby agrees to become a party to that certain Stockholders Agreement, which consists of the Amended & Restated Stockholders Agreement, dated as of July 17, 2000, as amended and supplemented from time to time, by and among the Company, the Class A Stockholders (consisting of Roger D. Linquist and C. Boyden Gray), the Class B Stockholders listed on Schedule 1 thereto, the Class C Stockholders listed on Schedule 2 thereto, the Series C Preferred Stockholders listed on Schedule 3 thereto, and the Series D Preferred Stockholders listed on Schedule 4 thereto (collectively, the “Stockholders Agreement”). Initially capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to such terms in the Stockholders Agreement.

The mailing and e-mail addresses and fax number to which notices should be sent to the undersigned are set forth below.

STOCKHOLDER:

Print Name of Stockholder

By:

Name:

Title:

Mailing Address:

Email Address:

(if available)

Fax Number:

(if available)